UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 7, 2010
TLC Vision Corporation

(Exact name of registrant as specified in its charter)

New Brunswick	000-29302	980151150

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5280 Solar Drive, Suite 100, Mississauga, Ontario	L4W 5M8

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (905) 602-2020
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On January 7, 2010, The Nasdaq Stock Market announced through a press release it will delist the common shares of TLC Vision Corporation effective 10 days following the fling of Form 25 with the Securities and Exchange Commission.
A copy of the press release is attached hereto as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
Exhibit 99.1 — January 7, 2010 Press Release.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TLC Vision Corporation
January 7, 2010	By:	/s/ James J. Hyland
		Name:	James J. Hyland
		Title:	VP Investor Relations

Exhibit Index

Exhibit
No.	Description
99.1	January 7, 2010 Press Release